                                                                   Exhibit 10.57

                        Home Properties of New York, L.P.
                           Amendment No. Forty-Five to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective March 30, 2001 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect various changes, including the issuance of limited partnership interests to certain of the former holders of interests in the partnership owning Woodholme Apartments, located in Baltimore, Maryland.

GENERAL PARTNER
Home Properties of New York, Inc.


/s/ Ann M. McCormick
--------------------------------------------
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
    as attorney in fact


/s/ Ann M. McCormick
--------------------------------------------
Ann M. McCormick
Secretary

                        Home Properties of New York, L.P.
                           Amendment No. Forty-Six to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective May 14, 2001 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties of New York, Inc.


/s/ Ann M. McCormick
--------------------------------------------
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
    as attorney in fact


/s/ Ann M. McCormick
--------------------------------------------
Ann M. McCormick
Secretary

                        Home Properties of New York, L.P.
                          Amendment No. Forty-Seven to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective June 1, 2001 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect various changes, including the issuance of limited partnership interests to certain of the former holders of interests in the partnership owning Virginia Village Apartments, located in Alexandria, Virginia.

GENERAL PARTNER
Home Properties of New York, Inc.


/s/ Ann M. McCormick
--------------------------------------------
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
    as attorney in fact


/s/ Ann M. McCormick
--------------------------------------------
Ann M. McCormick
Secretary

                        Home Properties of New York, L.P.
                          Amendment No. Forty-Eight to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective August 16, 2001 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties of New York, Inc.


/s/ Ann M. McCormick
--------------------------------------------
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
    as attorney in fact


/s/ Ann M. McCormick
--------------------------------------------
Ann M. McCormick
Secretary

                        Home Properties of New York, L.P.
                           Amendment No. Forty-Nine to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective November 15, 2001 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect various changes.


GENERAL PARTNER
Home Properties of New York, Inc.


/s/ Ann M. McCormick
--------------------------------------------
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
    as attorney in fact


/s/ Ann M. McCormick
--------------------------------------------
Ann M. McCormick
Secretary

                        Home Properties of New York, L.P.
                             Amendment No. Fifty to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective December 31, 2001 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties of New York, Inc.


/s/ Ann M. McCormick
--------------------------------------------
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
    as attorney in fact


/s/ Ann M. McCormick
--------------------------------------------
Ann M. McCormick
Secretary

                        Home Properties of New York, L.P.
                           Amendment No. Fifty-One to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective February 15, 2002 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties of New York, Inc.


/s/ Ann M. McCormick
--------------------------------------------
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact


/s/ Ann M. McCormick
--------------------------------------------
Ann M. McCormick
Secretary

                          February 15, 2002 SCHEDULE A

                        HOME PROPERTIES OF NEW YORK, L.P.
                    PARTNERS, UNITS AND PERCENTAGE INTERESTS

                                 GENERAL PARTNER
                                 ---------------

                                                                                       Number of     Percentage
Name and Identifying Number                  Business or Residence Address            Units Held      Interest
---------------------------                  -----------------------------            ----------      --------
Home Properties of New York, Inc.            850 Clinton Square                      430,468,239      1.00000%
                                             Rochester, New York 14604


                                LIMITED PARTNERS
                                ----------------

                                                                                       Number of     Percentage
Name and Identifying Number                  Business or Residence Address            Units Held      Interest
---------------------------                  -----------------------------            ----------      --------
PREFERRED UNITS
---------------

SERIES B PARTNERSHIP PREFERRED UNITS
Home Properties Trust                        850 Clinton Square                        1,000,000      2.32305%
                                             Rochester, New York 14604

SERIES C PARTNERSHIP PREFERRED UNITS
Home Properties Trust                        850 Clinton Square                          600,000      1.39383%
                                             Rochester, New York 14604

SERIES D PARTNERSHIP PREFERRED UNITS
Home Properties Trust                        850 Clinton Square                          250,000      0.58076%
                                             Rochester, New York 14604

SERIES E PARTNERSHIP PREFERRED UNITS
Home Properties Trust                        850 Clinton Square                          300,000      0.69692%
                                             Rochester, New York 14604
COMMON UNITS
------------

Home Properties Trust                        850 Clinton Square                   24,484,111.660     56.87786%
                                             Rochester, New York 14604

Home Leasing Corporation                     850 Clinton Square                          429,376      0.99746%
                                             Rochester, New York 14604

Leenhouts Ventures                           850 Clinton Square                            8,010      0.01861%
                                             Rochester, New York 14604

Norman P. Leenhouts                          850 Clinton Square                              467      0.00108%
                                             Rochester, New York 14604

Nelson B. Leenhouts                          850 Clinton Square                              219      0.00051%
                                             Rochester, New York 14604

Arlene Z. Leenhouts                          850 Clinton Square                           50,000      0.11615%
                                             Rochester, New York 14604

Nancy E. Leenhouts                           850 Clinton Square                           50,000      0.11615%
                                             Rochester, New York 14604

Amy L. Tait                                  850 Clinton Square                           11,195      0.02601%
                                             Rochester, New York 14604

                                                                                  Number of    Percentage
Name and Identifying Number            Business or Residence Address             Units Held      Interest
---------------------------            -----------------------------             ----------      --------
Amy L. Tait and                        850 Clinton Square                             2,548      0.00592%
   Robert C. Tait                      Rochester, New York 14604

Ann M. McCormick                       850 Clinton Square                               565      0.00131%
                                       Rochester, New York 14604

Ann M. McCormick and                   850 Clinton Square                             1,737      0.00404%
   Patrick M. McCormick                Rochester, New York 14604

David P. Gardner                       850 Clinton Square                             3,506      0.00814%
                                       Rochester, New York 14604

William E. Beach                       850 Clinton Square                             2,433      0.00565%
                                       Rochester, New York 14604

William E. Beach and                   850 Clinton Square                             3,046      0.00708%
   Richelle A. Beach                   Rochester, New York 14604

Paul O'Leary                           850 Clinton Square                             3,207      0.00745%
                                       Rochester, New York 14604

Richard J. Struzzi                     850 Clinton Square                             2,363      0.00549%
                                       Rochester, New York 14604

Robert C. Tait                         850 Clinton Square                                70      0.00016%
                                       Rochester, New York 14604

Timothy A. Florczak                    850 Clinton Square                               600      0.00139%
                                       Rochester, New York 14604

Laurie Leenhouts                       850 Clinton Square                             6,033      0.01401%
                                       Rochester, New York 14604

----------------------------------

J. Neil Boger                          27 Arlington Drive                             1,225      0.00285%
                                       Pittsford, New York 14534

Joyce P. Caldarone                     162 Anchor Drive                               1,225      0.00285%
                                       Vero Beach, Florida 32963

Peter L. Cappuccilli, Sr.              605 Genesee Street                             6,250      0.01452%
                                       Syracuse, New York 13204

Rocco M. Cappuccilli                   605 Genesee Street                             6,250      0.01452%
                                       Syracuse, New York 13204

Linda Wells Davey                      17 Green Valley Road                           1,225      0.00285%
                                       Pittsford, New York 14534

Richard J. Dorschel                    32 Whitestone Lane                             1,225      0.00285%
                                       Rochester, New York 14618

Elizabeth Hatch Dunn                   P.O. Box 14261                                 2,450      0.00569%
                                       North Palm Beach, Florida 33408

Jeremy A. Klainer                      295 San Gabriel Drive                            612      0.00142%
                                       Rochester, New York 14610

J. Robert Maney                        506 Panorama Trail                             2,450      0.00569%
                                       Rochester, New York 14625

                                                                                                   Number of    Percentage
Name and Identifying Number                       Business or Residence Address                   Units Held      Interest
---------------------------                       -----------------------------                   ----------      --------
John A. McAlpin and Mary E. McAlpin               6270 Bopple Hill Road                                1,225      0.00285%
Trustees or their successors in trust             Naples, New York 14512-9771
under the McAlpin Living Trust, dated
January 19, 1999 and any amendments thereto

George E. Mercier                                 99 Ridgeland Road                                    1,225      0.00285%
                                                  Rochester, New York 14623

Michelle Mercier                                  99 Ridgeland Road                                    1,225      0.00285%
                                                  Rochester, New York 14623

Jack E. Post                                      11 Oakfield Way                                      1,225      0.00285%
                                                  Pittsford, New York 14534

Carolyn M. Steklof                                144 Dunrovin Lane                                    1,225      0.00285%
                                                  Rochester, New York 14618

William T. Uhlen, Jr.                             5556 Vardon Drive                                    2,450      0.00569%
                                                  Canandaigua, NY 14424

-------------------------------------------------

Lawrence R. Brattain                              31790 Lake Road                                        500      0.00116%
                                                  Avon Lake, OH 44012

C. Terence Butwid                                 183 East Main Street, 6th Floor                      4,146      0.00963%
                                                  Rochester, New York 14604

C.O.F. Inc.                                       183 East Main Street, 6th Floor                    330,131      0.76691%
                                                  Rochester, New York 14604

Conifer Development, Inc.                         183 East Main Street, 6th Floor                     20,738      0.04818%
                                                  Rochester, New York 14604

Richard J. Crossed                                183 East Main Street, 6th Floor                     58,021      0.13479%
                                                  Rochester, New York 14604

Kathleen M. Dunham                                113 Huckleberry Lane                                   200      0.00046%
                                                  Syracuse, NY 13219-2113

John H. Fennessey                                 204 Newfield Road                                   30,700      0.07132%
                                                  DeWitt, NY 13214-1613

Timothy D. Fournier                               183 East Main Street, 6th Floor                      6,100      0.01417%
                                                  Rochester, New York 14604

Barbara Lopa                                      850 Clinton Square                                     100      0.00023%
                                                  Rochester, New York 14604

Peter J. Obourn                                   480 Bluhm Road                                      30,700      0.07132%
                                                  Fairport, NY 14450

John Oster                                        509 Manitou Road                                     3,245      0.00754%
                                                  Hilton, NY 14468-8988

                                                                                      Number of          Percentage
Name and Identifying Number                  Business or Residence Address           Units Held            Interest
---------------------------                  -----------------------------           ----------            --------
Eric Stevens                                 183 East Main Street, 6th Floor                100           0.00023%
                                             Rochester, New York 14604

Tamarack Associates                          c/o Mr. Timothy D. Fournier                  2,316           0.00538%
                                             183 East Main Street, 6th Floor
                                             Rochester, New York 14604

Tamarack II Associates                       183 East Main Street, 6th Floor              2,027           0.00471%
                                             Rochester, New York 14604

Burton S. August                             11 Woodbury Place                            4,246           0.00986%
                                             Rochester, New York 14618

Charles J. August                            47 Woodbury Drive                            4,246           0.00986%
                                             Rochester, New York 14618

Robert W. August                             222 Shoreham Drive                           1,158           0.00269%
                                             Rochester, New York 14618

John H. Cline                                35 Vick Park A                               2,316           0.00538%
                                             Rochester, New York 14607

Ralph DeStephano, Sr.                        1249-1/2 Long Pond Road                      2,316           0.00538%
                                             Rochester, New York 14626

Gerald A. Fillmore                           3800 Delano Road                             2,316           0.00538%
F/B/O Living Trust of G.A.F.                 Oxford, Michigan 48371

Richard J. Katz, Jr.                         136 Spyglass Lane                            2,316           0.00538%
                                             Jupiter, Florida 33477

Anwer Masood, MD                             1445 Portland Avenue                         2,316           0.00538%
                                             Rochester, New York 14621

Ernest Reveal Family Trust                   c/o Jim Lieb                                   976           0.00227%
 #321001870                                  JP Morgan Chase
                                             P.O. Box 31412
                                             Rochester, New York 14603

Hazel E. Reveal Marital Trust                c/o Jim Lieb                                 1,340           0.00311%
 #321001860                                  JP Morgan Chase
                                             P.O. Box 31412
                                             Rochester, New York 14603

Gregory J. Riley, MD                         9 Beach Flint Way                            2,256           0.00524%
                                             Victor, New York 14564

Thomas P. Riley                              346 Beach Avenue                             2,316           0.00538%
                                             Rochester, New York 14612

William G. vonberg                           8 Old Landmark Drive                         2,316           0.00538%
                                             Rochester, New York 14618

Cheryl S. Bickett Trustee U/T/A              70 Woodland Road                             2,316           0.00538%
  dated June 2, 1994                         Short Hills, New Jersey 07078

Stephen C. Whitney                           43 Devonwood Lane                              869           0.00202%
                                             Pittsford, New York 14534

Mr. and Mrs. Frank Zamiara                   136 Mendon-Ionia Road                        2,316           0.00538%
                                             Mendon, New York 14506

                                                                                      Number of      Percentage
Name and Identifying Number                   Business or Residence Address          Units Held        Interest
---------------------------                   -----------------------------          ----------        --------
Daniel Solondz                                968 Stuyvesant Avenue                     261,678        0.60789%
                                              Union, New Jersey 07063

Gaby Solondz 1997 Trust dated 9/1/97          28 Fordham Road                            25,000        0.05808%
                                              Livingston, NJ 07039

Philip J. Solondz                             15 Bleeker Street                         236,678        0.54982%
                                              Suite 201
                                              P.O. Box 661
                                              Millburn, NJ 07041-0661

Julia S. Weinstein Living Trust               c/o Carol Vinelli                          56,051        0.13021%
                                              308 E. 72nd St., Apt. 4D
                                              New York, New York 10021
----------------------------------------------

Peter B. Baker                                300 Park Street                             4,871        0.01132%
                                              Haworth, NJ 07641

John F. Barna                                 11 Hummingbird Lane                         5,977        0.01388%
                                              Darien, CT 06820

Nadine L. Barna                               11 Hummingbird Lane                         4,042        0.00939%
                                              Darien, CT 06820

Robert E. & Barbara T. Buce                   16846 Glynn Drive                           1,282        0.00298%
                                              Pacific Palisades, CA 90272

Vincent J. Cannella Living Trust              24350-45 Whispering Ridge Way               4,635        0.01077%
                                              Scottsdale, AZ 85255

John J. Chopack                               202 Hedgemere Drive                           444        0.00103%
                                              Devon, PA 19333

Harris R. Chorney                             43 Mountain Brook Road                        705        0.00164%
                                              West Hartford, CT 06117

Ralph W. Clermont                             2311 Clifton Forge Drive                    1,324        0.00308%
                                              St. Louis, MO 63131

Thomas J. Coffey                              5 Brampton Road                               662        0.00154%
                                              Malvern, PA 19355

Barbara G. Collins                            2141 Ponus Ridge                            1,324        0.00308%
                                              New Canaan, CT 06840

Charles T. Collins                            684 Fernfield Circle                        5,942        0.01380%
                                              Wayne, PA 19087

John D. Collins                               2141 Ponus Ridge Road                       6,227        0.01447%
                                              New Canaan, CT 06840

Patricia A. Collins                           684 Fernfield Circle                          388        0.00090%
                                              Wayne, PA 19087

Michael A. Conway                             15 Berndale Drive                           6,227        0.01447%
                                              Westport, CT 06880

Veronica A. Conway                            15 Berndale Drive                           3,571        0.00830%
                                              Westport, CT 06880

Mildred M. Cozine                             5 Manchester Court                          1,986        0.00461%
                                              Morristown, NJ 07960

                                                                                       Number of      Percentage
Name and Identifying Number                  Business or Residence Address            Units Held        Interest
---------------------------                  -----------------------------            ----------        --------
William J. Cozine                            5 Manchester Court                            6,663         0.01548%
                                             Morristown, NJ 07960

Kenneth Daly                                 1359 Shadowoak Drive                          1,104         0.00256%
                                             Malvern, PA 19355

Anthony J. Del Tufo                          29 Fox Glen Drive                               462         0.00107%
                                             Stamford, CT 06903

Jack C. Dixon                                16 Lands End Drive                            3,589         0.00834%
                                             Greensboro, NC 27408-3841

Priscilla M. Elder                           230 Sundial Court                             5,788         0.01345%
                                             Vero Beach, FL 32963-3469

Doris E. Ficca                               415 Lancaster Avenue, Unit 8                    776         0.00180%
                                             Haverford, PA 19041

John J. Ficca, Jr.                           415 Lancaster Avenue - Unit 8                 9,150         0.02126%
                                             Haverford, PA 19041

John & Doris Ficca                           415 Lancaster Avenue, Unit 8                  2,295         0.00533%
                                             Haverford, PA 19041

Alfred W. Fiore                              27 Copper Beach Road                            444         0.00103%
                                             Greenwich, CT 06830

Carol T. Fort                                38 Cedar Knoll Road                           6,006         0.01395%
                                             Hunt Valley, MD 21030

Jeffrey Fish                                 602 Spring Avenue                               450         0.00105%
                                             Lutherville, MD 21093

Joseph H. Fisher                             345 W. Mountain Road                         10,600         0.02462%
                                             West Simsbury, CT 06092

John A. Flack                                89 Perkins Road                                 642         0.00149%
                                             Grenwich, CT 06830

F. David Fowler                              9724 Beman Woods Way                          1,821         0.00423%
                                             Potomac, MD 20854

Freedom House Foundation                     P.O. Box 67                                     250         0.00058%
                                             Glen Gardner, NJ 08826-0367

James L. Goble                               10260 Strait Lane                            11,228         0.02608%
                                             Dallas, TX 75229

LaVonne B. Graese, Trustee                   5193 Fairway Oaks Drive                      49,321         0.11458%
                                             Windermere, FL 34786

James J. Grifferty                           57 Woods Lane                                23,515         0.05463%
                                             Scarsdale, NY 10583

John M. Guinan                               4 Denford Drive                                 778         0.00181%
                                             Newtown Square, PA 19073

M. Candace Guinan                            4 Denford Drive                                 773         0.00180%
                                             Newtown Square, PA 19073

William A. Hasler                            102 Golden Gate Avenue                          923         0.00214%
                                             Belvedere, CA 94920

Maxine S. Holton                             12861 Marsh Landing                           6,418         0.01491%
                                             Palm Beach Gardens, FL 33418

                                                                                                          Number of       Percentage
Name and Identifying Number                     Business or Residence Address                            Units Held         Interest
---------------------------                     -----------------------------                            ----------         --------
Thomas L. Holton                                12861 Marsh Landing                                           8,136         0.01890%
                                                Palm Beach Gardens, FL 33418

Mary Anne Hopkins                               1121 Tintern Drive                                            6,202         0.01441%
                                                Ambler, PA 19002

Richard Isserman                                165 W. 66th Street                                            4,428         0.01029%
                                                Apartment 21B
                                                New York, New York 10023

Thomas F. Keaveney                              1420 Regatta Drive                                            8,016         0.01862%
                                                Wilmington, NC  28405

Patrick W. Kenny                                33 Fulton Place                                                 642         0.00149%
                                                West Hartford, CT 06107

Frank Kilkenny and Irene M. Kilkenny            42 Highland Circle                                            5,884         0.01367%
  JTWROS                                        Bronxville, NY 10708

Janet T. Klion                                  25 Bailiwick Road                                             7,608         0.01767%
                                                Greenwich, CT 06831

Howard J. Krongard                              9 Cornell Way                                                 8,387         0.01948%
                                                Upper Montclair, NJ 07043

Louis E. Levy                                   26 Farmstead Road                                            13,086         0.03040%
                                                Short Hills, NJ 07078

Sandra H. Levy                                  26 Farmstead Road                                             3,000         0.00697%
                                                Short Hills, NJ 07078

RJL Marital Trust I                             c/o William E. Logan                                          2,835         0.00659%
                                                3613 Sarah Drive
                                                Wantagle, NY 11793

Jerome Lowengrub                                7 Lee Terrace                                                 6,111         0.01420%
                                                Short Hills, NJ 07078

Kelly Lowengrub Custodian for                   30 Randall Shea Drive                                           300         0.00070%
   Kaycee Lowengrub                             Swansea, MA 02777-2912

Kelly Lowengrub Custodian for                   30 Randall Shea Drive                                           350         0.00081%
   Kate Lowengrub                               Swansea, MA 02777-2912

Kelly Lowengrub Custodian for                   30 Randall Shea Drive                                           200         0.00046%
  Kristopher Lowengrub                          Swansea, MA 02777-2912

Kelly Lowengrub                                 30 Randall Shea Drive                                           250         0.00058%
                                                Swansea, MA 02777-2912

Michael C. Lowengrub Custodian for              3 Shoreham Drive West                                           250         0.00058%
  Robin Lowengrub                               Dix Hills, NY 11746-6510

Michael C. Lowengrub Custodian for              3 Shoreham Drive West                                           500         0.00116%
  Jason Lowengrub                               Dix Hills, NY 11746-6510

Nancy Lowengrub, custodian for                  3 Shoreham Drive, West                                          250         0.00058%
 Robin Lowengrub                                Dix Hills, NY 11746

United Jewish Appeal of Metro West              901 Route 10                                                     50         0.00012%
                                                Whippany, NJ 07981-1156

Roderick C. McGeary                             1911 Waverly Street                                           3,710         0.00862%
                                                Palo Alto, CA 94301

                                                                                                    Number of             Percentage
Name and Identifying Number                     Business or Residence Address                       nits Held               Interest
---------------------------                     -----------------------------                       ---------               --------
Ingunn T. McGregor                              Two Cherry Lane                                         8,335               0.01936%
                                                Old Greenwich, CT 06870-1902

Michael Meltzer                                 6362 Innsdale Drive                                       887               0.00206%
                                                Los Angeles, CA 90068

Martin F. Mertz                                 150 East 69th Street                                    6,700               0.01556%
                                                New York, New York 10021

Bernard J. Milano                               134 MacIntyre Lane                                        662               0.00154%
                                                Allendale, NJ 07401

Burton M. Mirsky                                21 Woodcrest Drive                                      4,216               0.00979%
                                                Morristown, NJ 07960

Mary Jane & Jay Patchen                         9406 Mary Tucker Cove                                   1,324               0.00308%
                                                Memphis, TN 38133

Michael C. Plansky                              156 Beach Avenue                                          802               0.00186%
                                                Larchmont, NY 10538

Dorothy Powers                                  892 Castle Falls Drive                                  1,528               0.00355%
                                                Atlanta, GA 30329

Henry A. Quinn                                  603 Benson House                                      145,383               0.33773%
                                                Rosemont, PA 19010

Michael J. Regan                                14 Brenner Place                                       10,984               0.02552%
                                                Demarest, NJ 07627

Lavoy Robison                                   1001 Green Oaks Drive                                   2,469               0.00574%
                                                Greenwood Village, CO 80121

Eugene G. Schorr                                KPMG Peat Marwick                                         444               0.00103%
                                                345 Park Avenue
                                                New York, NY 10154

William Simon                                   KPMG Peat Marwick                                      12,212               0.02837%
                                                725 South Figueroa Street
                                                Los Angeles, CA 90017

Dallas E. Smith                                 1018 Fourth Street, #101                                  222               0.00052%
                                                Santa Monica, CA 90403

Harold I. Steinberg Revocable                   1221 Ranleigh Road                                      2,855               0.00663%
 Inter Vivos Trust under agreement              McLean, VA 22101
dated 5/24/91

Denis J. Taura                                  90 Montadale Drive                                      8,892               0.02066%
                                                Princeton, NJ 08540

Shaileen & Timothy Tracy                        111 Lampwick Lane                                       1,100               0.00256%
                                                Fairfield, CT 06430

Timothy P. Tracy Pension Trust                  111 Lampwick Lane                                       1,552               0.00361%
                                                Fairfield, CT 06430

Edward W. Trott                                 97 Sea Beach Drive                                      4,176               0.00970%
                                                Stamford, CT 06902

Unitarian Universalist Congregation             1911 Cliff Valley Way NE                                1,080               0.00251%
of Atlanta                                      Atlanta, GA 30329
                                                Attn: Walter L. Hodges


                                                                                                    Number of             Percentage
Name and Identifying Number                     Business or Residence Address                      Units Held               Interest
---------------------------                     -----------------------------                      ----------               --------
Katharine E. Van Riper                          57 Foremost Mountain Road                               9,311               0.02163%
                                                Montville, NJ 07045

Eileen M. Walsh                                 37 Beechwood Road                                         449               0.00104%
                                                Irvington, NY 10533

Lillian D. Walsh                                29986 Maple View Drive                                  2,835               0.00659%
                                                Rainier, OR 97048

Sam Yellen                                      22433 Oxnard Street                                     9,938               0.02309%
                                                Woodland Hills, CA 91367

Thomas J. Yoho                                  12 Indian Rock Lane                                     1,572               0.00365%
                                                Greenwich, CT 06830

B&L Realty Investments                          21790 Coolidge Highway                                 33,560               0.07796%
  Limited Partnership                           Oak Park, MI 48237

Berger/Lewiston Associates                      21790 Coolidge Highway                              1,076,594               2.50098%
  Limited Partnership                           Oak Park, MI 48237

Big Beaver-Rochester Properties                 21790 Coolidge Highway                                528,348               1.22738%
  Limited Partnership                           Oak Park, MI 48237

Century Realty Investment Company               21790 Coolidge Highway                                 99,195               0.23044%
  Limited Partnership                           Oak Park, MI 48237


Greentrees Apartments                           21790 Coolidge Highway                                275,905               0.64094%
  Limited Partnership                           Oak Park, MI 48237

Kingsley-Moravian Company                       21790 Coolidge Highway                                376,288               0.87414%
  Limited Partnership                           Oak Park, MI 48237

Stephenson-Madison Heights Company              21790 Coolidge Highway                                104,541               0.24285%
  Limited Partnership                           Oak Park, MI 48237

Southpointe Square Apartments                   21790 Coolidge Highway                                155,623               0.36152%
  Limited Partnership                           Oak Park, MI 48237

Woodland Garden Apartments                      21790 Coolidge Highway                                319,860               0.74305%
  Limited Partnership                           Oak Park, MI 48237

John M. DiProsa                                 32 Sydenham Road                                        6,150               0.01429%
                                                Rochester, NY 14609

Claude S. Fedele                                7 Dickinson Crossing                                   23,765               0.05521%
                                                Fairport, NY 14450

Anthony M. Julian                               204 Angelus Drive                                       5,575               0.01295%
                                                Rochester, NY 14622

                                                                                              Number of     Percentage
Name and Identifying Number                          Business or Residence Address           Units Held       Interest
---------------------------                          -----------------------------           ----------       --------
Natalie M. Julian                                    204 Angelus Drive                            5,575       0.01295%
                                                     Rochester, NY 14622

Joanne M. Lobozzo                                    1176 Hillsboro Cove Circle                 164,145       0.38132%
                                                     Webster, NY 14580

Geraldine B. Lynch                                   92 Eagle Ridge Circle                        3,922       0.00911%
                                                     Rochester, NY 14617

Michael E. McCusker and Elaine R.                    51 Barrington Street                        31,687       0.07361%
McCusker, Trustees under the Michael E.              Rochester, NY 14607
and Elaine R. McCusker Living Trust dated
August 30, 1994

Jack P. Schifano                                     916 Highland Trails Avenue                   3,961       0.00920%
                                                     Henderson, NV 89015

Stephen W. Hall                                      P.O. Box 370068                             90,000       0.20907%
                                                     Las Vegas, NV 89137-0068

Donald H. Schefmeyer                                 63262 Orange Road                          102,250       0.23753%
                                                     South Bend, IN 46614
-----------------------------------------------------

Beverly B. Bernstein                                 P.O. Box 25370                              73,862       0.17159%
                                                     Washington, DC 20007

Leona Libby Feldman                                  575 Greensward Lane                          4,483       0.01041%
                                                     Delray Beach, FL 33445

Park Shirlington Apartments                          c/o 11501 Huff Court                        73,862       0.17159%
 Limited Partnership                                 N. Bethesda, MD 20895

Lauren Mercadante                                    537 Hilarie Road                            22,411       0.05206%
                                                     St. Davids, PA 19807

Steven M. Reich 1976 Trust                           c/o Stephen A. Bodzin Trustee               30,295       0.07038%
FBO Lisa B. Reich                                    1156 15th Street, NW
                                                     Suite 329
                                                     Washington, DC 20005

Steven M. Reich 1976 Trust                           c/o Stephen A. Bodzin Trustee               30,296       0.07038%
FBO Hilary L. Reich                                  1156 15th Street, NW
                                                     Suite 329
                                                     Washington, DC 20005

Amy S. Rubenstein                                    76 Pierce Street                            13,984       0.03249%
                                                     San Francisco, CA 94117

Barton S. Rubenstein                                 4003 Underwood Street                       13,984       0.03249%
                                                     Chevy Chase, MD 20815

Beth Rubenstein Trustee U/T/A/ 8/9/00                291 Surrey Street                           13,984       0.03249%
                                                     San Francisco, CA 94131

Lee G. Rubenstein                                    4915 Linnean Avenue, NW                      2,869       0.00666%
                                                     Washington, DC 20008

Sarah Selsky                                         1801 East Jefferson Street                  43,701       0.10152%
                                                     Apartment 608
                                                     Rockville, MD 20852

                                                                                                  Number of     Percentage
Name and Identifying Number                    Business or Residence Address                     Units Held       Interest
---------------------------                    -----------------------------                     ----------       --------
Tower Capital, LLC                             11501 Huff Court                                     285,811       0.66395%
                                               N. Bethesda, MD 20852

WHC Associates, LLC                            11300 Rockville Pike                                  85,160       0.19783%
                                               Suite 908
                                               N. Bethesda, MD 20852
--------------------------------------

Estate of Merrill L. Bank                      c/o Herbert Bank, Helen S. Bank and                   19,783       0.04596%
                                               Penny Bank, Personal Representatives
                                               200 Bradley Place, Unit 305
                                               Palm Beach, FL 33480

Ariel Golden Behr                              151 W. 88th Street                                     1,469       0.00341%
                                               New York, NY 10027

Doris Berliner                                 7 Slade Avenue                                         2,637       0.00613%
                                               Apartment 108
                                               Baltimore, MD 21208

Phillip Chmar                                  7 Slade Avenue                                         3,830       0.00890%
                                               Apartment 713
                                               Baltimore, MD 21208

Louis K. Coleman                               2508 Guilford Avenue                                   7,152       0.01661%
                                               Baltimore, MD 21218

Paul Goldberg                                  7111 Park Heights Avenue,                                509       0.00118%
                                               Apartment 712
                                               Baltimore, MD 21215

Carol Golden                                   P.O. Box 9691                                          2,486       0.00578%
                                               Jerusalem, Israel 91090

Joseph Goldman                                 5250 Linnean Avenue, NW                                3,661       0.00850%
                                               Washington, D.C. 20015

Dr. Milton L. Goldman                          3240 Patterson Street, N.W.                            8,363       0.01943%
                                               Washington, D.C. 20015-1661

Samuel and Esther Hanik                        5800 Nicholson Lane                                   16,582       0.03852%
                                               Apartment 1-903
                                               Rockville, MD 20852

Muriel Hettleman Revocable Trust               Muriel Hettleman, Trustee                              6,906       0.01604%
                                               12613 Waterspout Court
                                               Owings Mills, MD 21117

Charles Heyman                                 3409 Old Post Drive                                    1,406       0.00327%
                                               Baltimore, MD 21208

Samuel Hillman Marital Trust                   Bank of America                                        9,758       0.02267%
                                               Business Advisory & Valuation Services
                                               P.O. Box 842056
                                               Dallas, TX 75284-2056

Samuel Hillman Residuary Trust                 Bank of America                                        9,758       0.02267%
                                               Business Advisory & Valuation Services
                                               P.O. Box 842056
                                               Dallas, TX 75284-2056

Arnold S. Kaplan                               1001 Light Street                                      5,274       0.01225%
                                               Baltimore, MD 21230

                                                                                               Number of       Percentage
Name and Identifying Number               Business or Residence Address                       Units Held        Interest
---------------------------               -----------------------------                       ----------        --------
Stanley A. Kaplan                         2216 Shefflin Court                                      5,275        0.01225%
                                          Baltimore, MD 21209

Ellen S. Feinglass                        One Oak Hollow Court                                     5,275        0.01225%
                                          Balitmore, MD 21208

Milton Klein                              1 Slade Avenue                                           7,305        0.01697%
                                          Apartment 706
                                          Baltimore, MD 21208

Dr. Lee Kress                             417 Barby Lane                                           7,152        0.01661%
                                          Cherry Hill, NJ 08003

Richard & Cheryl Kress                    15 W. Aylesbery Road                                     7,152        0.01661%
                                          Suite 700
                                          Timonium, MD 21093

William Kress Marital Trust               c/o Richard Kress Trustee                               60,305        0.14009%
                                          15 W. Aylesbery Road
                                          Suite 700
                                          Timonium, MD 21093

Elmer W. Leibensperger                    1900 Dumont Court                                          859        0.00200%
                                          Timonium, MD 21093

Merrill & Natalie S. Levy                 5906 Eastcliff Drive                                     2,637        0.00613%
                                          Baltimore, MD 21209

Gertrude Myerberg                         2227 Ibis Isle Road East                                14,611        0.03394%
                                          Palm Beach, FL 33480

Bertha Pollock                            7101 Longwood Drive                                      2,486        0.00578%
                                          Bethesda, MD 20817

Lawrence E. Putnam Family Trust           5550 Tuckerman Lane                                      5,424        0.01260%
                                          Apartment 432
                                          North Bethesda, MD 20852

Stephen F. Rosenberg                      3 Greenwood Place                                          367        0.00085%
                                          Suite 307
                                          Baltimore, MD 21208

Z. Valeere Sass, Trustee                  758 Regency Lakes Drive, E501                            2,637        0.00613%
                                          Boca Raton, FL 33433

Isidore Schnaper                          11 Slade Avenue                                         10,421        0.02421%
                                          Apartment 304
                                          Baltimore, MD 21208

M. Gerald Sellman Revocable Trust         2 Yearling Way                                          18,347        0.04262%
Agreement dated November 30, 1998         Lutherville, MD 21093

Albert Shapiro Revocable Trust            Albert Shapiro, Trustee                                 13,196        0.03065%
  dated 10/6/89 and amended 4/20/00       100 Sunrise Avenue
                                          Palm Beach, FL 33480


Earle K. Shawe                            Shawe & Rosenthal                                       85,085        0.19766%
                                          20 S. Charles Street
                                          Baltimore, MD 21201

Rhoda E. Silverman, Trustee               R. Silverman Revoc. Trust                                1,469        0.00341%
                                          4701 Willard Avenue
                                          Apartment 1034
                                          Chevy Chase, MD 20815

                                                                                                             Number of    Percentage
Name and Identifying Number                             Business or Residence Address                       Units Held      Interest
---------------------------                             -----------------------------                       ----------      --------
The Herbert J. Siegel Trust,                            6 Windsor Court                                        419,094      0.97358%
Herbert J. Siegel, trustee under Agreement              Palm Beach, FL 33480
of Trust, dated December 4, 2001

Siegel Family, LLLP                                     c/o Herbert J. Siegel                                   31,995      0.07433%
                                                        20 Pleasant Ridge Drive, Suite A
                                                        Owings Mills, MD 21117

Dr. Edgar Sweren                                        77 Seminary Farm Road                                    1,018      0.00236%
                                                        Timonium, MD 21093

Dr. Myra Jody Whitehouse                                1 Staffordshire Road                                     2,085      0.00484%
                                                        Cherry Hill, NJ 08003

Ms. Terry Whitehouse                                    3848 Harrison Street                                     2,085      0.00484%
                                                        Washington, D.C. 20015

-----------------------------------------------------------

Harold M. Davis                                         2180 Twinbrook Road                                    229,754      0.53373%
                                                        Berwyn, PA 19312

Nicholas V. Martell                                     Realend Properties                                     229,754      0.53373%
                                                        1000 Chesterbrook Blvd., Suite 100
                                                        Berwyn, PA 19312

R.C.E. Developers, Inc.                                 1000 Chesterbrook Blvd                                   4,642      0.01078%
                                                        Berwyn, PA 19312

-----------------------------------------------------------

Frances Berkowitz                                       29 East 64th Street                                      1,358      0.00315%
                                                        Apartment 7D
                                                        New York, New York 10021

Richard A. Eisner                                       1107 Fifth Avenue                                       10,180      0.02365%
                                                        New York, New York 10128

Michael Glick                                           1035 Fifth Avenue                                       18,664      0.04336%
                                                        New York, New York 10028

Ronnie Glick                                            1035 Fifth Avenue                                        1,696      0.00394%
                                                        Apartment 14B
                                                        New York, New York 10028

Claire Morse                                            240 Lee Street                                           5,090      0.01182%
                                                        Brookline, MA 02445-5915

Enid Morse                                              840 Park Avenue                                          5,090      0.01182%
                                                        #7/8A
                                                        New York, New York 10021

Lester Morse, Jr.                                       840 Park Avenue                                         19,088      0.04434%
                                                        #7/8A
                                                        New York, New York 10021

Richard  Morse                                          240 Lee Street                                           6,999      0.01626%
                                                        Brookline, MA 02445
-----------------------------------------------------------

Leslie G. Berman                                        1100 Reisterstown Road #202                             39,094      0.09082%
                                                        Baltimore, MD 21208
-----------------------------------------------------------

Norman J. Cohen Living Trust                            1547 Island Lane                                         17,025     0.03955%
  UAD 8/8/88                                            Bloomfield Hills, MI 48302

                                                                                                            Number of     Percentage
Name and Identifying Number                       Business or Residence Address                            Units Held       Interest
---------------------------                       -----------------------------                            ----------       --------
Rochelle Fang                                     253 West 73rd Street                                          6,767       0.01572%
                                                  Apartment 14A
                                                  New York, NY 10023

Aaron H. Ginsberg Living Trust                    Aaron H. Ginsberg, Trustee                                    4,597       0.01068%
  UAD 11/25/86                                    30875 River Crossing
                                                  Bingham Farms, MI 48025

Anne Ginsberg Living Trust                        Anne Ginsberg, Trustee                                        4,511       0.01048%
  UAD 7/27/98                                     30875 River Crossing
                                                  Bingham Farms, MI 48025

Sandra Greenstone                                 10918 Kirwick                                                28,332       0.06582%
                                                  Houston, TX 77024

Sharon Hart                                       5377 Old Pond Way                                            10,215       0.02373%
                                                  West Bloomfield, MI 48323

Shirley Latessa                                   Two Fifth Avenue, #12A                                        9,023       0.02096%
                                                  New York, NY 10011

Laurence M. Sims                                  120 Canberra                                                  4,257       0.00989%
                                                  Gwinn, MI 49841

Lynn Morgan                                       9565 Rod Road                                                 2,128       0.00494%
                                                  Alpharetta, Georgia 30022

Vivian K. Berry and                               Vivian K. Berry Revocable Trust                               4,256       0.00989%
  Milton L. Berry, Trustee                        10485 Elgin
                                                  Huntington Woods, MI 48070

Daniel Levenson                                   1000 Old Carriage Court                                       2,128       0.00494%
                                                  Apex, NC 27502

Dave Muskovitz Associates                         c/o Melvn Muskovitz                                          34,156       0.07935%
  Limited Partnership                             2101 Woodside
                                                  Ann Arbor, MI 48104

Jerry Muskovitz                                   6085 Ledgeway Drive                                          34,156       0.07935%
                                                  West Bloomfield, MI 48322

Jerome Pershin Marital Trust                      Helen Pershin, Trustee                                       22,771       0.05290%
  Dated 2/13/75                                   25225 Franklin Park Drive
                                                  Franklin, MI 48025

Ran Family Limited Partnership                    2025 W. Long Lake Road                                        9,640       0.02239%
                                                  Suite 104
                                                  Troy, MI 48098

Phyllis Ring                                      330 E. Strawberry Drive                                      10,215       0.02373%
                                                  Mill Valley, CA 94941

Annette Stollman                                  7500 N.E. Dolphin Drive                                       9,640       0.02239%
                                                  Bainbridge Island, WA 98110

Bernard H. Stollman Living Trust                  Bernard H. Stollman, Trustee                                 29,437       0.06838%
  UAD 8/17/87                                     2025 W. Long Lake Road
                                                  Suite 104
                                                  Troy, MI 48098

Gerald H. Stollman                                4864 Hidden Lane                                              17,025      0.03955%
                                                  West Bloomfield, MI 48323

                                                                                                            Number of     Percentage
Name and Identifying Number                   Business or Residence Address                                Units Held       Interest
---------------------------                   -----------------------------                                ----------       --------
Melvyn J. Stollman Trust                      Bernard H. Stollman, Trustee                                     29,481       0.06849%
                                              2025 W. Long Lake Road
                                              Suite 104
                                              Troy, MI 48098

Stollman Investments, LLC                     Gerald H. Stollman, Manager                                      43,071       0.10006%
                                              2025 W. Long Lake Road
                                              Suite 104
                                              Troy, MI 48098

West Side Real Estate Corp.                   Bernard H. Stollman, President                                    3,405       0.00791%
                                              2025 W. Long Lake Road
                                              Suite 104
                                              Troy, MI 48098
-----------------------------------------------------------

William S. Beinecke                           c/o Antaeus Enterprises, Inc.                                     1,946       0.00452%
                                              99 Park Avenue
                                              Suite 2200
                                              New York, New York 10016

Robert K. Kraft                               c/o Chestnut Hill Management Corp.                                1,946       0.00452%
                                              One Boston Place
                                              Boston, MA 02108

Robert J. Sharp                               23 Misty Brook Lane                                               1,946       0.00452%
                                              New Fairfield, CT 06812

-----------------------------------------------------------

Patricia D. Moore Trust No. 413               51267 Windsor Manor Court                                         4,187       0.00973%
                                              South Bend, IN 46530
-----------------------------------------------------------

The Enid Barden Trust of                      Enid Barden, Trustee                                              9,566       0.02222%
  June 28, 1995                               74 E. Long Lake Road
                                              Bloomfield Hills, MI 48304-2379

Fairway Property Company                      c/o Allan Nachman                                                 5,324       0.01237%
                                              100 Bloomfield Hills Parkway, Suite 200
                                              Bloomfield Hills, MI 48304-2949

David A. Gumenick, Trustee                    Capital Management Trust                                          7,454       0.01732%
                                              30160 Orchard Lake Road-110
                                              Farmington Hills, MI 48334

David Herskovitz                              1055 Trailridge Lane                                              2,130       0.00495%
                                              Atlanta, GA 30338

Constance W. Jacob                            26110 Carol Avenue                                                2,662       0.00618%
                                              Franklin, MI 48025

The Howard J. Leshman Revocable               Howard J. Leshman, Trustee                                        7,839       0.01821%
 Trust Dated May 20, 1983 as Amended          4457 Motorway Drive
  and Restated on March 4, 1998               Waterford, MI 48328

Lyle Properties Limited Partnership           Marc W. Pomeroy, General Partner                                 11,758       0.02731%
                                              74 E. Long Lake Road
                                              Bloomfield Hills, MI 48304-2379

                                                                                                              Number of   Percentage
Name and Idendifying Number                         Business or Residence Address                            Units Held     Interest
---------------------------                         -----------------------------                            ----------     --------
David K. Page                                       2290 First National Building                                  7,986     0.01855%
                                                    Detroit, MI 48226

Keith J. Pomeroy Trust of 12/13/76                  Keith J. Pomeroy, Trustee                                    24,598     0.05714%
as Amended and Restated 6/28/95                     74 E. Long Lake Road
                                                    Bloomfield Hills, MI 48304-2379

David Sillman                                       380 North Old Woodward                                       31,965     0.07426%
                                                    Suite 240
                                                    Birmingham, MI 48009

Lionel J. Stober Trust                              Lionel J. Stober, Trustee                                     5,324     0.01237%
                                                    6013 Shawdow Lake Drive
                                                    Toledo, OH 43623

Ruth Stober                                         6670 Vachon Court                                             5,324     0.01237%
                                                    Bloomfield Hills, MI 48301

Ari Stutz                                           924 West Armitage Avnue                                       2,662     0.00618%
                                                    Chicago, IL  60614

Jonah L. Stutz                                      29757 Farmbrook Villa Lane                                    5,324     0.01237%
                                                    Southfield, MI 48034

Leah Stutz                                          734 Bay Street, Apartment A                                   2,662     0.00618%
                                                    SanFrancisco, CA 94109

Steven I. Victor Trust                              401 S. Old Woodward                                           5,324     0.01237%
                                                    Suite 333
                                                    Birmingham, MI 48009

Woodridge Properties Limited Partnership            Stephen R. Polk, Managing General Partner                    15,972     0.03710%
                                                    26955 Northwestern Highway
                                                    Southfield, MI 48034

___________________________________________________________

Richard Bacas                                       2413 N. Edgewood Street                                       2,136     0.00496%
                                                    Arlington, VA 22207-4926

Julie Bender Silver                                 1120 Connecticut Ave NW, #1200                                7,854     0.01825%
                                                    Washington, DC  20036

David Bender                                        1120 Connecticut Ave NW, #1200                                7,854     0.01825%
                                                    Washington, DC  20036

Jay Bender                                          12721 Maidens Bower Dirve                                     6,283     0.01460%
                                                    Potomac, MD  20854-6052

Lisa Bender-Feldman                                 2579 Eagle Run Lane                                           6,283     0.01460%
                                                    Ft. Lauderdale, FL 33327

Scott M. Bender Revocable                           12700 Glen Mill Road                                          6,283     0.01460%
Trust dated 4/20/98                                 Potomac, MD  20854

Barbara Bender-Laskow                               1120 Connecticut Avenue, NW #1200                             7,854     0.01825%
                                                    Washington, DC 20036

Caplin Family Investments, LLC                      c/o Mortimer Caplin                                         111,705     0.25950%
                                                    Caplin & Drysdale
                                                    One Thomas Circle
                                                    Washington, DC 20005

Michael A. Caplin                                   8477 Portland Place, NW                                      26,284     0.06106%
                                                    McLean, VA  22102

                                                                                                            Number of     Percentage
Name and Identifying Number                       Business or Residence Address                            Units Held       Interest
---------------------------                       -----------------------------                            ----------       --------
Jeremy O. Caplin                                  360 Ardwood Road                                             39,425       0.09159%
                                                  Earlysville, VA  22936

Catherine Caplin                                  1219 Sunset Plaza Drive, #7                                  32,854       0.07632%
                                                  Los Angeles, CA 90069-1254

The Caplin Family Trust                           P.O. Box 854                                                 32,854       0.07632%
                                                  Pebble Beach, CA 93953

Community Realty Company, Inc.                    6305 Ivy Lane, Suite 210                                    160,360       0.37252%
                                                  Greenbelt, MD 20770

Benedict C. Cosimano                              3505 Fulton Street, NW                                        2,136       0.00496%
                                                  Washington, DC  20007

Samuel Diener, Jr. Revocable Trust                Samuel Diener, M.D., Trustee                                 16,758       0.03893%
                                                  786 Eastern Point Road
                                                  Annapolis, MD  21401

Clarence Dodge, Jr. Revocable Trust               5146 Palisade Lane                                          154,036       0.35783%
  dated 1/10/92                                   Washington, DC  20016

Marcia Esterman Living Trust                      Marcia Esterman, Trustee                                      7,900       0.01835%
                                                  5709 Mayfair Manor Drive
                                                  Rockville, MD  20852

Lydia Funger McClain                              12201 Lake Potomac Terrace                                   21,807       0.05066%
                                                  Potomac, MD  20854

William S. Funger                                 6 Great Elm Court                                            21,807       0.05066%
                                                  Potomac, MD  20854

Keith P. Funger                                   10530 South Glen Road                                        21,807       0.05066%
                                                  Potomac, MD  20854

Morton Funger                                     1650 Tysons Boulevard, #620                                 150,898       0.35054%
                                                  McLean, VA  22102

Bernard S. Gewirz                                 1666 K Street, NW                                            34,219       0.07949%
                                                  Suite 430
                                                  Washington, DC 20006

Bernard and Sarah Gewirz Foundation               1666 K Street, NW                                            32,000       0.07434%
                                                  Suite 430
                                                  Washington, DC 20006

Steven B. Gewirz                                  1666 K Street, NW                                             7,150       0.01661%
                                                  Suite 430
                                                  Washington, DC 20006

Michael AK Gewirz                                 1666 K Street, NW                                             9,534       0.02215%
                                                  Suite 430
                                                  Washington, DC 20006

Diane Goldblatt                                   Apt 420                                                       5,713       0.01327%
                                                  10500 Rockville Pike
                                                  Rockville, MD 20852

Herbert Goldblatt                                 11936 Canfield Road                                           5,713       0.01327%
                                                  Potomac, MD  20854

Barbara Goldman                                   3210 N. Leisure World Blvd.                                   7,900       0.01835%
                                                  Apartment 217
                                                  Silver Spring, MD 20906

                                                                                                            Number of     Percentage
Name and Identifying Number                           Business or Residence Address                        Units Held       Interest
---------------------------                           -----------------------------                        ----------       --------
Theodore L. Gray                                      1200 Jossie Lane                                          1,971       0.00458%
                                                      McLean, VA  22102

Eileen Greenberg                                      1120 Connecticut Ave NW, #1200                            7,854       0.01825%
                                                      Washington, DC 20036

Hermen Greenberg                                      1050 Connecticut Ave., NW #230                        1,006,836       2.33893%
                                                      Washington, DC 20036

William Kaplan, Trustee                               19674 Waters End Drive, #1002                            83,779       0.19462%
 and all successor trustees of                        Boca Raton, Florida 33434
 the William Kaplan Revocable Trust
 dated May 17, 2000

Herman Kraft                                          Sunrise Assisted Living, #212                             2,628       0.00610%
                                                      5910 Wilson Blvd.
                                                      Arlington, VA 22205

Patricia A. Mancuso                                   11912 Tallwood Court                                        493       0.00115%
                                                      Potomac, MD  20854

Charles and Lupe Mancuso, T.B.T.E.                    9421 Reach Road                                             493       0.00115%
                                                      Potomac, MD  20854

Melanie F. Nichols                                    21 Crescent Lane                                         21,801       0.05064%
                                                      San Anselmo, CA 94960

Jeffrey W. Ochsman                                    9505 Newbridge Drive                                     21,807       0.05066%
                                                      Potomac, MD  20854

Bruce D. Ochsman                                      8905 Hunt Valley Court                                   21,807       0.05066%
                                                      Potomac, MD  20854


Ralph Ochsman                                         1650 Tysons Boulevard, #620                             150,898       0.35054%
                                                      McLean, VA  22102

Michael P. & Esther K. Ochsman                        Tenants By the Entirety                                  21,807       0.05066%
                                                      P.O. Box 2948
                                                      Ketcham, ID 83340

Sharon Lynn Ochsman                                   c/o Terri Weisenberger                                   21,807       0.05066%
                                                      1650 Tysons Blvd. #620
                                                      McLean, VA  22102

The Wendy A. Ochsman Family Trust                     Jeffrey W. Ochsman and                                   21,807       0.05066%
                                                      Bruce D. Ochsman, Trustee
                                                      8905 Hunt Valley Court
                                                      Potomac, MD  20854

Ralmor Corporation                                    c/o Terri Weisenberger                                  392,503       0.91180%
                                                      1650 Tysons Blvd., #620
                                                      McLean, VA  22102

Jerome Shapiro                                        9511 Orion Court                                          7,903       0.01836%
                                                      Burke, VA  22015

Sophie B. Shapiro Family Trust                        c/o Bobbie Goldman                                       62,369       0.14489%
                                                      3210 N. Leisure World Blvd.
                                                      Apartment 217
                                                      Silver Spring, MD 20906

Albert H. Small                                       1050 Connecticut Ave., NW #230                        1,006,836       2.33893%
                                                      Washington, DC 20036

                                                                                      Number of          Percentage
Name and Identifying Number                  Business or Residence Address           Units Held            Interest
---------------------------                  -----------------------------           ----------            --------
David Stearman                               5630 Wisconsin Avenue, #1007                83,779            0.19462%
                                             Chevy Chase, MD 20815

Juanita H. West Trust                        c/o Martin R. West III                      19,255            0.04473%
                                             3 Farm Haven Court
                                             Rockville, MD 20852

Martin R. West, III                          3 Farm Haven Court                           5,776            0.01342%
                                             Rockville, MD 20852

Arthur Baitch                                119 Swan Hill Court                         14,785            0.03435%
                                             Baltimore, MD 21208

Stuart Brager                                6 Schloss Court                              4,290            0.00997%
                                             Baltimore, MD 21208-1926

David C. Browne                              910 Rambling Drive                          77,222            0.17939%
                                             Baltimore, MD 21228

C. Coleman Bunting, Jr.                      RD 1, Box 140                               15,369            0.03570%
                                             Selbyville, DE 19975

Genine Macks Fidler                          4750 Owings Mills Blvd                     101,126            0.23492%
                                             Owings Mills, MD 21117

Josh E. Fidler                               4750 Owings Mills Blvd                      72,539            0.16851%
                                             Owings Mills, MD 21117

                                             16 Deer Woods Ct                             9,473            0.02201%
Thomas O'R. Frech                            Glen Arm, MD 21057

Melvin Friedman, M.D.                        8108 Anita Rd.                              10,738            0.02494%
                                             Baltimore, MD 21208

George H. Greenstein                         7724 Grasty Rd.                              9,771            0.02270%
                                             Baltimore, MD 21208

Mildred Hemstetter                           47-H Queen Anne Way                          2,123            0.00493%
                                             Chester, MD 21619

Sanford G. Jacobson                          Suite 616, 901 Dulaney Valley Rd.           17,620            0.04093%
                                             Towson, MD 21204

James C. Johnson and                         3955 Olean Gateway                           2,145            0.00498%
  Sandra J. Johnson                          Linkwood, MD 21835

William R. Kahn                              7903 Long Meadow Rd.                         8,279            0.01923%
                                             Baltimore, MD 21208

Kanode Partnership                           8213 A Stevens Rd.                          77,222            0.17939%
                                             Thurmont, MD 21788

Allan Krumholz and                           5404 Springlake Way                          4,290            0.00997%
  Francine Krumholz                          Baltimore, MD 21212

Burton H. Levinson                           11 Slade Ave #316                           15,047            0.03495%
                                             Baltimore, MD 21208

Eugene K. Lewis and                          842 Wyndemere Way                            3,600            0.00836%
 Suzanne D. Lewis                            Naples, FL 34105

Arthur M. Lopatin Revocable Trust            11312 Wingfood Dr.                           4,931            0.01145%
                                             Boynton Beach, FL 33437

                                                                                      Number of          Percentage
Name and Identifying Number                  Business or Residence Address           Units Held            Interest
---------------------------                  -----------------------------           ----------            --------
Lawrence Macks                               4750 Owings Mills Blvd                     173,664            0.40343%
                                             Owings Mills, MD 21117

Martha Macks                                 3908 N. Charles St., #500                   90,886            0.21113%
                                             Baltimore, MD 21218

Morton J. Macks                              4750 Owings Mills Blvd                     343,442            0.79783%
                                             Owings Mills, MD 21117

Joseph W. Mosmiller                          687 Ardmore Lane                             4,290            0.00997%
                                             Naples, FL 34108

Oscar Camp                                   7560 Fairmont Court                          4,991            0.01159%
                                             Boca Raton, FL 33496

Orlinsky Family Limited Partnership          899 N.E. 32nd Street                         2,145            0.00498%
                                             Boca Raton, FL 33431

Albert Perlow                                7903 Winterset Ave.                          4,290            0.00997%
                                             Baltimore, MD 21208

Anne Louise Perlow                           10 Talton Court                              6,435            0.01495%
                                             Baltimore, MD 21208

Alleck A. Resnick                            3402 Old Forest Rd.                          4,290            0.00997%
  Harriet Resnick                            Baltimore, MD 21208

Stanley Safier                               6210 Frankford Ave.                          4,290            0.00997%
                                             Baltimore, MD 21206

Arnold Sagner                                PO Box 416                                  11,065            0.02570%
                                             Ellicott City, MD 21041

Donald I. Saltzman                           3407 Engelmeade Rd.                          5,434            0.01262%
                                             Baltimore, MD 21208

Murray Saltzman Revocable Living             c/o Murray Saltzman                          2,145            0.00498%
   Trust u/a/d 9/5/95                        8216 N.W. 80th Street
                                             Tamarac, FL 33321

William G. Scaggs                            1520 Royal Palm Way                          8,579            0.01993%
                                             Boca Raton, FL 33432

Earle K. Shawe                               c/o Shawe & Rosenthal                       29,645            0.06887%
                                             20 S. Charles Street
                                             Baltimore, MD 21201

Steven D. Shawe                              Shawe & Rosenthal                            5,014            0.01165%
                                             20 S. Charles Street
                                             Baltimore, MD 21201

Karolyn Solomon                              3706 Breton Way                              4,991            0.01159%
                                             Baltimore, MD 21208-1707

William B. Warren                            Dewey Ballantine LLP                         2,145            0.00498%
                                             1301 Avenue of Americas
                                             New York, NY 10019

Robert M. Wertheimer                         8 Greenlea Drive                             2,145            0.00498%
                                             Baltimore, MD 21208

Leonard Klorfine                             1105 Bryn Tyddyn Drive                     170,312            0.39564%
                                             Gladwyne, PA 19035

                                                                                      Number of          Percentage
Name and Identifying Number                  Business or Residence Address           Units Held            Interest
---------------------------                  -----------------------------           ----------            --------
Greenacres Associates                        1105 Bryn Tyddyn Road                       59,896            0.13914%
                                             Gladwyne, PA 19035

Ridley Brook Associates                      1105 Bryn Tyddyn Road                       97,917            0.22747%
                                             Gladwyne, PA 19035

Community Investment Strategies, Inc.        120 Albany Street                           44,150            0.10256%
                                             8th Floor
                                             New Brunswick, New Jersey 08901

Louis J. Siegel                              The Siegel Organization                        143            0.00033%
                                             20 Pleasant Ridge Drive
                                             Suite A
                                             Owings Mills, MD 21117

Andrew N. Siegel                             71 Beecham Court                               143            0.00033%
                                             Owings Mills, MD 21117

Ronald Altman                                38 Crawford Road                           163,929            0.38082%
                                             Harrison, NY 10528

Cottonwood Associates                        c/o The Gateside Corporation                 2,446            0.00568%
                                             555 Theodore Fremd Avenue
                                             Suite B-304
                                             Rye, New York 10580

Estate of David M. Dolgenos                  Ronald Altman, Executor                    121,361            0.28193%
                                             Weissbarth, Altman & Michaelson
                                             156 W. 56th Street
                                             New York, New York 10019

Norman Feinberg                              c/o The Gateside Corporation               163,925            0.38081%
                                             555 Theodore Fremd Avenue
                                             Suite B-304
                                             Rye, New York 10580

King Road Associates                         c/o The Gateside Corporation                22,899            0.05320%
                                             555 Theodore Fremd Avenue
                                             Suite B-304
                                             Rye, New York 10580

Edith Lipiner                                300 E. 74th Street                           1,868            0.00434%
                                             Apartment 28D
                                             New York, New York 10021

Sagar Points, Inc.                           c/o Parker Chapin - J. Poretsky             58,858            0.13673%
                                             Parker Chapin LLP
                                             405 Lexington Avenue
                                             New York, New York 10174

Staf-Arms Corp.                              c/o Parker Chapin - J. Poretsky            225,689            0.52429%
                                             Parker Chapin LLP
                                             405 Lexington Avenue
                                             New York, New York 10174

Helene Sterling Trust Under                  Helene Sterling, Trustee                     6,398            0.01486%
  Trust dated 4/14/89                        12 Schoolhouse Lane
                                             Great Neck, New York 11020

                                                                          Number of      Percentage
Name and Identifying Number              Business or Residence Address    Units Held       Interest
---------------------------              -----------------------------    ----------     ----------
Burton D. Farbman                        c/o The Farbman Group                 1,817       0.00422%
                                         28400 Northwestern Highway
                                         4th Floor
                                         Southfield, MI 48034

Macomb Apartments Limited Partnership    David Schostak                      151,672       0.35234%
                                         25800 Northwestern Highway
                                         Suite 750
                                         Southfield, MI 48075

Deerfield Woods Venture Limited          David Schostak                       65,416       0.15196%
  Partnership                            25800 Northwestern Highway
                                         Suite 750
                                         Southfield, MI 48075

OREO Investment Company, LLC             c/o Eric Stein                        5,451       0.01266%
                                         2230 Francisco #112
                                         San Francisco, CA 94123

--------------------------------------------

Lois M. Brodsky                          55 Woods Lane                        29,324       0.06812%
                                         Boynton Beach, Florida 33436

Roni Slavin Pekins                       10 Beards Landing                     5,865       0.01362%
                                         Durham, New Hampshire 03824

Evelyn Schabb                            P.O. Box 1377                        25,324       0.05883%
                                         Brooklandville, MD 21022

The Slavin Children Trust                c/o Richard L. Philipson, Trustee    58,649       0.13624%
                                         8601 Georgia Avenue, Suite 1001
                                         Silver Spring, MD 20910

Doris E. Slavin                          6912 Barrett Lane                   117,297       0.27249%
                                         Bethesda, MD  20814

James M. Slavin                          6308 Lenox Road                      14,662       0.03406%
                                         Bethesda, MD 20817

Jeffrey Zane Slavin                      5706 Warwick Place                    5,865       0.01362%
                                         Chevy Chase, MD 20815

Jonathan M. Slavin                       6308 Lenox Road                      14,662       0.03406%
                                         Bethesda, MD 20817

Sanford Slavin                           6912 Barrett Lane                   158,352       0.36786%
                                         Bethesda, MD 20814

SS Associates, LLC                       c/o Sanford Slavin, Member            5,865       0.01362%
                                         200-A Monroe Street, Suite 105
                                         Rockville, MD 20850

--------------------------------------------

Julius Schneider Testamentary Trust      124 Cedarhurst Avenue                26,002       0.06040%
                                         Cedarhurst, NY 11516

Carol Schneider                          755 Lakeside Blvd.                   23,002       0.05343%
                                         Boca Raton, FL 33434

--------------------------------------------

David & Lily Broner                      4686 Maura Lane                       2,365       0.00549%
                                         West Bloomfield, MI 48323

                                                                                Number of     Percentage
Name and Identifying Number                  Business or Residence Address     Units Held       Interest
---------------------------                  -----------------------------     ----------       --------
Nettie Cohen                                 15075 West Lincoln Drive #1028        1,182       0.00275%
                                             Oak Park, MI 48237

Ada Eisenfeld                                38 Breitmeyer Place                   1,182       0.00275%
                                             Mount Clemens, MI 48043

William Farber                               32640 Whatley Road                    2,365       0.00549%
                                             Franklin, MI 48025

Richard Frank                                25631 Avondale                        2,365       0.00549%
                                             Dearborn Hts., MI 48125

Sam Frank                                    3467 Sutton Place                     1,182       0.00275%
                                             Bloomfield Hills, MI 48301

Joel S. Golden                               4661 McEwen Drive                       394       0.00092%
                                             Bloomfield Hills, MI 48302

Harvey Gordon                                1348 Charrington Road                 2,365       0.00549%
                                             Bloomfield Hills, MI 48301

Robert J. Gordon                             One Woodward Avenue                     394       0.00092%
                                             Suite 2400
                                             Detroit, MI 48226

Seymour Gordon Living Trust                  31090 Nottingham                      1,182       0.00275%
                                             Franklin, MI 48025

Jeffrey G. Heuer                             c/o Jaffe, Raitt, Heuer                 394       0.00092%
                                             One Woodward Avenue, Suite 2400
                                             Detroit, MI 48226

Austin Kanter                                100 Galleria Office Centre #401       2,365       0.00549%
                                             Southfield, MI 48034

Ellsworth & Janet Levine                     8315 Lincoln Drive                    2,365       0.00549%
                                             Huntington Woods, MI 48043

Stanford Morris Revocable Trust, U/T/A       4210 N.W. 24th Way                    2,365       0.00549%
dated July 10, 1980                          Boca Raton, FL 33431

Cecil G. Raitt                               28470 S. Harwich                        394       0.00092%
                                             Farmington Hills, MI 48334

Gary Shapiro                                 7001 Orchard Lake Road #200           2,122       0.00493%
                                             West Bloomfield, MI 48322

The Harry Shapiro Revocable Trust            4786 Tara Court                       4,487       0.01042%
under agreement dated January 3, 1990,       West Bloomfield, MI 48323
as amended

Richard Silverman                            7111 Lindenmere                       2,365       0.00549%
                                             Bloomfield Hills, MI 48301

Lawrence K. Snider                           1320 N. State Parkway                   394       0.00092%
                                             Chicago, IL 60610

Gerald Timmis                                4733 West Wickford                    1,182       0.00275%
                                             Bloomfield Hills, MI 48302

Arthur A. Weiss                              One Woodward Avenue                     394       0.00092%
                                             Suite 2400
                                             Detroit, MI 48226

                                                                                  Number of    Percentage
Name and Identifying Number                    Business or Residence Address     Units Held      Interest
---------------------------                    -----------------------------     ----------      --------
Louis & Crystal Whitaker                       4798 S. Florida. Avenue #406           2,365       0.00549%
                                               Lakeland, FL 33813

Eleanor Thal Wolf, Trustee of the              1896 Pine Ridge Court                  2,365       0.00549%
Eleanor Thal Wolf Revocable Living Trust       Bloomfield Hills, MI 48302
U/A/D dated January 15, 1991

-----------------------------------------------

John K. Rye                                    1301 W. Long Lake Road                88,247       0.20500%
                                               Suite 190
                                               Troy, MI 48098

-----------------------------------------------

Deborah M. Allen                               1171 Drewsbury Court                   2,131       0.00495%
                                               Smyrna, GA 30080

Seymour Bagan Trust                            4220 W. Chase Avenue                   6,443       0.01497%
                                               Lincolnwood, IL 60712

Bank One Trust Company, NA                     P.O. Box 37                            8,738       0.02030%
 as Trustee of the Anthony J. DelBianco Trust  Westerville, OH 43086-0037

Bernard Ecker                                  408 Sunset Lane                        5,155       0.01198%
                                               Glencoe, IL 60122

Irving M. Friedman                             5519 Hyde Park Blvd.                   4,123       0.00958%
                                               Chicago, IL 60637

Martin L. Gecht                                1110 N. Lakeshore Drive #34           13,287       0.03087%
                                               Chicago, IL 60611-1054

Robert D. Gecht                                852 W. George                          1,031       0.00240%
                                               Chicago, IL 60657

Gail Goldstein                                 1111 Crofton                           1,288       0.00299%
                                               Highland Park, IL60035

Esther Steinback Kane                          1300 N. Lake Shore Drive               4,795       0.01114%
                                               Apartment 9D
                                               Chicago, IL  60610

Harold A. Katz                                 1180 Terrace Ct.                       4,123       0.00958%
                                               Glencoe, IL 60022

Franklin Leibow and Shirley Leibow, as         2142 Magnolia Lane                     4,639       0.01078%
co-trustees of Trust A of the Hilton and       Highland Park, IL  60035
Shirley G. Leibow Revocable Trust

Carol Linch                                    284 Hastings Road                      1,288       0.00299%
                                               Highland Park, IL 60035

Miriam Lutwak Revocable Trust                  1764 Lake Avenue                       2,577       0.00599%
                                               Highland Park, IL 60035

David A. Nathan and Sonia D. Nathan,           10155 Collins Avenue #206              5,155       0.01198%
   Tenants in the Entirety                     Bal Harbour, FL 33154

Gladys Newman                                  4001 Hillcrest Drive                   2,577       0.00599%
                                               Apartment 417
                                               Hollywood, FL 33021

Lawrence Perlman                               180 E. Pearson Street                  2,320       0.00539%
                                               Apartment 4106
                                               Chicago, IL 60611

                                                                                    Number of    Percentage
Name and Identifying Number               Business or Residence Address            Units Held      Interest
---------------------------               -----------------------------            ----------    ----------
Jerome Schur, Trustee                     2416 Meadow Drive South                       1,031      0.00240%
                                          Wilmette, IL 60091

Manford Steinfeld                         499 Merchandise Mart                          2,320      0.00539%
                                          Chicago, IL 60654

Bernard R. Wolf                           3504 Lakeview Drive                           2,763      0.00642%
                                          Hazelcrest, IL 60429

David F. Wolf                             Freemont Group                                2,131      0.00495%
                                          515 North State Street
                                          Suite 2305
                                          Chicago, IL  60610

Jonathan C. Wolf                          7228 Werkner Road                             2,131      0.00495%
                                          Chelsea, MI 48118
-----------------------------------------------------------------

Edward Lederberg                          6113 Clearwood Road                          20,470      0.04755%
                                          Bethesda, MD 20817

Jacob Lehrman Testamentary Trust          Jacob Lehrman Testamentary Trust             10,235      0.02378%
 "A" Fbo Isabelle Scott                    "A" Fbo Isabelle Scott
                                          c/o Sun Trust Bank
                                          P.O. Box 85144
                                          Richmond, VA 23285-5144

Jacob Lehrman Testamentary Trust          Jacob Lehrman Testamentary Trust             10,235      0.02378%
 "B" Fbo Heidi L. Berry                    "B" Fbo Heidi L. Berry
                                          c/o Sun Trust Bank
                                          P.O. Box 85144
                                          Richmond, VA 23285-5144

Jacob Lehrman Testamentary Trust          Jacob Lehrman Testamentary Trust             10,235      0.02378%
 "C" Fbo Samuel M. Lehrman                 "C" Fbo Samuel M. Lehrman
                                          c/o Sun Trust Bank
                                          P.O. Box 85144
                                          Richmond, VA 23285-5144

Jacob Lehrman Testamentary Trust          Jacob Lehrman Testamentary Trust             10,235      0.02378%
 "D" Fbo Robert F. Lehrman                 "D" Fbo Robert F. Lehrman
                                          c/o Sun Trust Bank
                                          P.O. Box 85144
                                          Richmond, VA 23285-5144

Charles P. Liff Revocable Trust           c/o Edward Lederberg, Trustee                20,470      0.04755%
                                          6113 Clearwood Road
                                          Bethesda, MD 20817

-----------------------------------------------------------------

Brown Family Partnership                  c/o Donald Brown                             22,737      0.05282%
                                          5301 Wisconsin Avenue, NW
                                          Suite 300
                                          Washington, DC 20015

Jeanne Clayman Grantor Annuity Trust      5600 Wisconsin Avenue #306                   60,961       0.14162%
                                          Chevy Chase, MD 20815

Melvin Clayman                            16584 Ironwood Drive                        127,932      0.29719%
                                          Delray Beach, FL 33445

Stanley C. Clayman                        5600 Wisconsin Avenue #306                   6,011       0.01396%
                                          Chevy Chase, MD 20815

                                                                                Number of    Percentage
Name and Identifying Number                  Business or Residence Address     Units Held      Interest
---------------------------                  -----------------------------     ----------     --------
Stanley S. Clayman Grantor Annuity Trust     5600 Wisconsin Avenue #306            60,961      0.14162%
                                             Chevy Chase, MD 20815

Joseph Gildenhorn                            2030 24th Street, NW                  22,737      0.05282%
                                             Washington, DC 20008

Helen Keyes                                  4680 Fair Hill Lane                  123,219      0.28624%
                                             Charlottesvile, VA  22903

Jerome W. Keyes, Jr.                         7905 Derbyshire Lane                  12,021      0.02793%
                                             Fairfax Station,VA 22039

The Dale and Linda Kerns Living Trust        8658 Pine Stake Road                  24,043      0.05585%
  Dated April 21, 2000                       Rhoadesville, VA 22542

Jerome W. and Barbara D. Keyes, Jr.          7905 Derbyshire Lane                  12,021      0.02793%
                                             Fairfax Station, VA 22039

Sharon Keyes Skaggs                          238 Castle Pines Drive                24,043      0.05585%
                                             Kerrville, TX 78028

J. Webb, Inc.                                7857 Heritage Drive                   62,052      0.14415%
                                             Suite 300
                                             Annandale, VA 22003

John C. Webb Revocable Trust                 7857 Heritage Drive                    6,011      0.01396%
                                             Suite 300
                                             Annandale, VA 22003

Shauna M. and Raymond Wertheim               7008 Fawn Trail Ct.                    4,560      0.01059%
                                             Bethesda, MD 20817

                                                                             -----------------------------------
TOTAL UNITS/INTERESTS                                                      43,046,823.899       100.00%